**SECURITIES PURCHASE AGREEMENT**

THIS SECURITIES PURCHASE AGREEMENT (this "*Agreement*"), dated as of September ___, 2020, by and among VetaNova Inc., a Nevada corporation, with headquarters located at 335 A Josephine Street, Denver, Colorado 80206 (the "*Company*"), and the several investors listed on SCHEDULE A (each a "*Purchaser*" and collectively, the "*Purchasers*").

A. The Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506(b) under the Securities Act of 1933 (the "*Securities Act*").

B. The Company proposes to sell, and the Purchasers, severally, and not jointly, wish to purchase from the Company, on the terms and conditions stated in this Agreement, the number of units (each a "*Unit*") each comprised of (i) one share (a "*Unit Share*") of the Company's common stock, par value \$0.0001 per share ("*Common Stock*") and (ii) a detachable warrant in the form attached hereto as EXHIBIT 1 (a "*Warrant*") to purchase one share of Common Stock (a "*Warrant Share*").

The parties hereby agree as follows:

1. PURCHASE AND SALE OF UNITS.

(a) Sale and Issuance of Units. Subject to the terms and conditions of this Agreement, each Purchaser is purchasing at a Closing (as defined below), and the Company is selling and issuing to each Purchaser at such Closing, the number of Units set forth opposite such Purchaser's name under the heading "Number of Units to be Purchased" on SCHEDULE A, in exchange for the amount in U.S. dollars set forth opposite such Purchaser's name under the heading "Aggregate Purchase Price" on SCHEDULE A, which amount represents a purchase price of \$0.01 per Unit.

(b) Closing; Delivery.

(i) The initial purchase and sale of Units is taking place remotely among the Company and the Purchasers named under the heading "Initial Purchasers" on SCHEDULE A via the exchange of documents and signatures, contemporaneously with the initial execution and delivery of this Agreement on September ___, 2020 (the "*Initial Closing*").

(ii) Subject to the terms and conditions of this Agreement, at any time after the date hereof and on or before September 30, 2020, the Company may sell up to a total of 56,187,021 Units. Any sales of Units made at a closing subsequent to the Initial Closing (each an "*Additional Closing*," and with the Initial Closing, a "*Closing*") shall take place remotely among the Company and each Purchaser named under the heading "Additional Purchasers" on SCHEDULE A, on the date specified opposite the name of such Purchaser under "Date of Closing" on SCHEDULE A and otherwise on the terms and conditions set forth in this Agreement, and the representations and warranties of a Purchaser to the Company set forth in Section 2, and the representations and warranties of the Company to such Purchaser set forth in Section 3, shall speak as of the Closing at which such Purchaser acquires Units hereunder. Notwithstanding anything herein to the contrary, SCHEDULE A may be amended by the Company from time to time, without the consent of the Purchasers with respect to the Initial Closing or any earlier Additional Closing, in order to include, upon execution of a counterpart signature page to this Agreement, any Purchaser who proposes to purchase Units at an Additional Closing. Any Units sold pursuant to this Section 1(b)(ii) shall be deemed to be "Units" for all purposes under this Agreement, and purchasers thereof shall be deemed to be "Purchasers" for all purposes under this Agreement.

(iii) At each Closing, (A) each Purchaser acquiring Units at such Closing shall pay the applicable aggregate purchase price set forth opposite such Purchaser's name under the heading "Aggregate Purchase Price" on SCHEDULE A to the Company by wire transfer of immediately available funds in accordance with the Company's written wire instructions delivered to such Purchaser prior to such Closing and (B) the Company shall deliver to each such Purchaser (1) in book-entry form, a number of Unit Shares equal to the aggregate number of Units that such Purchaser is purchasing and (2) a Warrant to purchase a number of Warrant Shares equal to the aggregate number of Units that such Purchaser is purchasing, in each case such number of Units is set forth on SCHEDULE A.

2. PURCHASER'S REPRESENTATIONS AND WARRANTIES.

Each Purchaser represents and warrants, severally and not jointly, to the Company as of the Closing at which such Purchaser is acquiring Units comprising Unit Shares and a Warrant (with respect to a Purchaser, "*such Purchaser's Unit Shares*" and "*such Purchaser's Warrant*," respectively) as follows:

(a) Investment Purpose. Such Purchaser understands that such Purchaser's Unit Shares and such Purchaser's Warrant are "restricted securities" and have not been registered under the Securities Act or any applicable state securities law. Such Purchaser is acquiring such Purchaser's Unit Shares and such Purchaser's Warrant, and will acquire any Warrant Shares issued upon exercise of such Purchaser's Warrant ("*such Purchaser's Warrant Shares*") for such Purchaser's own account and not with a view towards, or for resale in connection with, a public sale or distribution, except pursuant to sales registered under, or exempted from, the registration requirements of the Securities Act.

(b) Accredited Investor Status. Such Purchaser is an "accredited investor" as that term is defined in Rule 501 under the Securities Act.

(c) Reliance on Exemptions. Such Purchaser understands that such Purchaser's Unit Shares and such Purchaser's Warrant are being offered and sold to it in reliance on specific exemptions from the registration requirements of the U.S. federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions.

(d) Information. Such Purchaser acknowledges that such Purchaser and such Purchaser's advisors, if any, have been furnished with materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Units, including such Purchaser's Unit Shares and such Purchaser's Warrant, sufficient in such Purchaser's view to enable such Purchaser to evaluate such Purchaser's investment. Such Purchaser and such Purchaser's advisors, if any, have been afforded the opportunity to ask questions as they have deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering and sale of, and the merits and risks of investing in, such Purchaser's Unit Shares and such Purchaser's Warrant. Neither such inquiries nor any other due diligence investigations conducted by such Purchaser or such Purchaser's advisors or representatives shall modify, amend or affect such Purchaser's right to rely on the Company's representations and warranties contained in Section 3. The Purchaser has received no representation or warranties from the Company or any of the Company's employees, agents or attorneys in making this investment decision other than as set forth in Section 3.

(e) Purchase Entirely for Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser's representation to the Company, which by the Purchaser's execution of this Agreement the Purchaser hereby confirms, that such Purchaser's Unit Shares and such Purchaser's Warrant are being acquired for investment for the Purchaser's own account, not as a nominee or agent

and not with a view to the resale or distribution of any part thereof, and that such Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. Such Purchaser does not presently have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person or to any other third Person, with respect to any of such Purchaser's Unit Shares, such Purchaser's Warrant or such Purchaser's Warrant Shares. Such Purchaser has not been formed for the specific purpose of acquiring Units. As used in this Agreement, "*Person*" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or a government or any department or agency thereof or any other legal entity.

(f) General Solicitation. Such Purchaser is not purchasing such Purchaser's Unit Shares or such Purchaser's Warrant as a result of any advertisement, article, notice or other communication regarding the Units published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general advertisement.

(g) Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in such Purchaser's Unit Shares and such Purchaser's Warrant and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in such Purchaser's Unit Shares and such Purchaser's Warrant and, at the present time, is able to afford a complete loss of such investment.

(h) Independent Investment Decision. Such Purchaser has independently evaluated the merits of such Purchaser's decision to purchase such Purchaser's Unit Shares and such Purchaser's Warrant pursuant to this Agreement, and such Purchaser confirms that it has not relied on the advice of any other Purchaser's business or legal counsel in making such decision. Such Purchaser understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to such Purchaser in connection with the purchase of such Purchaser's Unit Shares and such Purchaser's Warrant constitutes legal, tax or investment advice. Such Purchaser has consulted such legal, tax and investment advisors as such Purchaser, in such Purchaser's sole discretion, has deemed necessary or appropriate in connection with the purchase of such Purchaser's Unit Shares and such Purchaser's Warrant.

(i) Acknowledgment of Risks. Such Purchaser acknowledges and understands that such Purchaser's investment in such Purchaser's Unit Shares and such Purchaser's Warrant involves a significant degree of risk, including risks: (i) the Company may remain a development stage business with limited operating history and may require substantial funds in addition to the proceeds from the sale of Units; (ii) an investment in the Company is speculative, and only Purchasers who can afford the loss of their entire investment should consider investing in the Company and the Units; (iii) such Purchaser may not be able to liquidate such Purchaser's investment in such Purchaser's Unit Shares, such Purchaser's Warrant or such Purchaser's Warrant Shares; (iv) transferability of such Purchaser's Unit Shares and such Purchaser's Warrant is, and may continue to be, extremely limited; (v) in the event of a disposition of such Purchaser's Unit Shares, such Purchaser's Warrant or such Purchaser's Warrant Shares, such Purchaser could sustain the loss of its entire investment; and (vi) the Company does not anticipate the payment of dividends in the foreseeablefuture.

(j) No Governmental Review. Such Purchaser understands that no U.S. federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Units or the fairness or suitability of the investment in the Units nor have such authorities passed upon or endorsed the merits of the offering of the Units.

(k) Transfer or Resale. Such Purchaser understands that none of such Purchaser's Unit Shares or such Purchaser's Warrant have been registered under the Securities Act or any state securities laws, and none of such Purchaser's Unit Shares, such Purchaser's Warrant or such Purchaser's Warrant Shares may be offered for sale, sold, assigned or otherwise transferred except in accordance with Section 2(m).

(l) Brokers and Finders. No Person has any valid right, interest or claim against or upon the Company or any of the other Purchasers for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of such Purchaser.

(m) Transfer Restrictions; Legends.

(i) In connection with any transfer of such Purchaser's Unit Shares, such Purchaser's Warrant or such Purchaser's Warrant Shares other than pursuant to an effective registration statement registering the resale of such securities under the Securities Act or in compliance with Rule 144 under the Securities Act ("*Rule 144*"), the Company may require, as a condition of transfer, any such transferee to (A) represent in writing to the Company that the matters set forth in Section 2 are true and correct as to such transferee and (B) agree in writing to be bound by the terms of this Agreement.

(ii) Such Purchaser understands that the certificates, book-entry statement, or other instruments representing such Purchaser's Unit Shares and such Purchaser's Warrant Shares (alternative language "1" in the legend below) and such Purchaser's Warrant (alternative language "2" in the legend below), except as set forth below in this Section 2(m)(ii), shall bear a restrictive legend in substantially the following form:

> [1:THESE SHARES HAVE NOT][2:NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE] BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS, AND SUCH [1:SHARES][2:SECURITIES] MAY NOT BE SOLD, PLEDGED OR TRANSFERRED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE [1:SHARES] [2:SECURITIES] UNDER SAID ACT OR (B) AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE ISSUER, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.

Such Purchaser further understands that the legend referenced above shall be removed, and the Company shall issue, pursuant to instructions provided by the Company to the transfer agent for the Common Stock and the Warrants, a certificate or book-entry statement without such legend with respect to such Purchaser's Unit Shares, such Purchaser's Warrants or such Purchaser's Warrant Shares upon which it is stamped or issue to such holder by electronic delivery, only if

(A) such securities are the subject of an effective registration statement registering the resale of such securities under the Securities Act, (B) such Purchaser delivers to such transfer agent an opinion of counsel, in a form reasonably acceptable to the Company, that registration of a sale, pledge or transfer of such securities was not required under the Securities Act, or (C) such securities are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such securities and without volume or manner-of-sale restrictions.

(n) Authorization; Enforcement; Validity. To the extent such Purchaser is a corporation, partnership, limited liability company or other entity, such Purchaser is a validly existing corporation, partnership, limited liability company or other entity and has the requisite corporate, partnership,

limited liability or other organizational power and authority to enter into the transactions contemplated by this Agreement and such Purchaser's Warrant. To the extent such Purchaser is an individual, such Purchaser has the legal capacity to enter into the transactions contemplated by this Agreement and such Purchaser's Warrant. Each of this Agreement and such Purchaser's Warrant has been duly and validly authorized (as applicable), executed and delivered on behalf of such Purchaser and is a legal, valid and binding agreements of such Purchaser, enforceable against such Purchaser in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally and general principles of equity.

(o) No Conflicts. The execution, delivery and performance by such Purchaser of this Agreement and such Purchaser's Warrant, and the consummation by such Purchaser of the transactions contemplated by this Agreement and such Purchaser's Warrant will not (i) if such Purchaser is a corporation, partnership, limited liability company or other entity, result in a violation of the organizational documents of such Purchaser, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Purchaser is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree, including U.S. federal and state securities laws) applicable to such Purchaser.

(p) Residency. Such Purchaser's residence (if an individual) or offices in which its investment decision with respect to the Units was made (if an entity) are located at the address immediately below such Purchaser's name on its signature page to this Agreement.

(q) Representations by Non-United States persons. If Purchaser is not a U.S. person (as defined in Rule 902(k) under the Securities Act), such Purchaser has satisfied the laws of the Purchaser's jurisdiction in connection with any invitation to subscribe for Units or any use of this Agreement, including (i) the legal requirements within the Purchaser's jurisdiction for the purchase of such Purchaser's Unit Shares and such Purchaser's Warrant, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of such Purchaser's Unit Shares or such Purchaser's Warrant. Such Purchaser's subscription and payment for, and the Purchaser's continued beneficial ownership of, such Purchaser's Unit Shares and such Purchaser's Warrant will not violate any applicable securities or other laws of the Purchaser's jurisdiction of residence or organization (as applicable).

(r) Governmental Consents and Filings. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any government or governmental authority of any jurisdiction is required on the part of such Purchaser in connection with such Purchaser's consummation of the transactions contemplated by this Agreement.

(s) No Public Market; SEC Reports; Shell Company and Limitations on Availability of Rule 144. Such Purchaser acknowledges that:

(i) On September 14, 2011, the Company filed a Certification and Notice of Termination of Registration under Section 12(g) of the Securities Exchange Act of 1934 or Suspension of Duty to File Reports Under Sections 13 and 15(d) of the Securities Exchange Act of 1934 on Form 15 with the Securities and Exchange Commission (the "*SEC*") to terminate the Company's registration and reporting obligations under Section 12(g) of the Securities Exchange Act of 1934 (the "*Exchange Act*"). No public market now exists for Common Stock, including such Purchaser's Unit Shares and such Purchaser's Warrant Shares, or for Warrants, including such Purchaser's Warrant. The Company has made no assurances that a public market will ever exist

for Common Stock or Warrants, and even if such a public market then exists, the Company may not satisfy the public current information requirements of Rule 144 then in effect;

(ii) Since September 14, 2011, the Company has not filed any reports, schedules, registration statements, definitive proxy statements or other documents with the SEC and has not otherwise complied with requirements of the Exchange Act the rules and regulations of the SEC promulgated thereunder applicable to companies with a class of securities registered under the Exchange Act.

(iii) The Company is a shell company, and Rule 144 will not be available for the resale of such Purchaser's Unit Shares, such Purchaser's Warrant or such Purchaser's Warrant Shares until, among other requirements, at least one year has elapsed from the time that the Company has filed current Form 10 type information with the SEC reflecting the Company's status as an entity that is not a shell company. The Company has made no assurances that a such information will ever be filed with the SEC and such Purchaser may not be able to rely on Rule 144 with respect to the resale of such Purchaser's Unit Shares, such Purchaser's Warrant or such Purchaser's Warrant Shares.

## 3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to each Purchaser acquiring such Purchaser's Unit Shares and such Purchaser's Warrant at such Closing that, as of the date of such Closing:

(a) Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. The Company (a) has all requisite corporate (or similar) power and authority to carry on its business as presently conducted and as proposed to be conducted and (b) is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the business, assets, liabilities, financial condition, property, prospects or results of operations of the Company and its subsidiaries, taken as a whole (a "*Material Adverse Effect*").

(b) Authorization; Enforcement; Validity. The Company has full right, power and authority to execute and deliver this Agreement and such Purchaser's Warrant and to perform its obligations under the terms of this Agreement and such Purchaser's Warrant; and all action required to be taken for the due and proper authorization, execution and delivery by it of this Agreement and such Purchaser's Warrant and the consummation by the Company of the transactions contemplated hereby and thereby has been duly and validly taken. This Agreement and such Purchaser's Warrant have been duly executed and delivered by the Company, and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally and general principles of equity.

(c) Issuance of Unit Shares and Warrant. (i) Such Purchaser's Unit Shares have been duly and validly authorized and, when issued and paid for pursuant to this Agreement, shall be validly issued, fully paid and nonassessable, free and clear of all encumbrances and restrictions except for restrictions on transfer set forth in this Agreement or imposed by applicable securities laws; (ii) such Purchaser's Warrant has been duly and validly authorized and, when issued in accordance with this Agreement, shall be free and clear of all encumbrances and restrictions except for restrictions on transfer set forth in this Agreement or imposed by applicable securities laws; and (iii) such Purchaser's Warrant Shares, if and when issued, sold and delivered in accordance with the terms set forth in such Purchaser's Warrant, will be validly issued, fully paid and nonassessable, and shall be free and clear of all encumbrances and restrictions except for restrictions set forth in this Agreement or such Purchaser's

Warrant or imposed by applicable securities laws. Assuming the accuracy of the representations and warranties Purchasers contained in Section 2, the issuance by the Company of such Purchaser's Unit Shares is in compliance with all applicable U.S. federal and state securities laws and exempt from registration under the Securities Act.

(d) No Conflicts. The execution, delivery and performance by the Company of this Agreement and such Purchaser's Warrant, the issuance and sale of such Purchaser's Unit Shares and such Purchaser's Warrant and the consummation of the transactions contemplated by this Agreement and such Purchaser's Warrant will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, result in the termination, modification or acceleration of, or result in the creation or imposition of any lien, charge or encumbrance upon any property, right or asset of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any property, right or asset of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any of its subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation, default, termination, modification, acceleration, lien, charge or encumbrance that would not, individually or in the aggregate, have a Material Adverse Effect. The execution, delivery and performance by the Company of this Agreement and such Purchaser's Warrant and the offer, issuance and sale of the Units require no consent of, action by or in respect of, or filing with, any person, governmental body, agency, or official other than (A) filings that have been made pursuant to applicable state securities laws and (B) post-sale filings pursuant to applicable state and federal securities laws.

(e) No Violation or Default. Neither the Company nor any of its subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any property or asset of the Company or any of its subsidiaries is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

(f) Disclosure. The Company has made available to such Purchaser all the information reasonably available to the Company that any Purchaser has requested for purposes of deciding whether to acquire the Units.

(g) Absence of Litigation. To the Company's Knowledge, (i) there are no legal, governmental or regulatory investigations, actions, demands, claims, suits, arbitrations, inquiries or proceedings pending to which the Company or any of its subsidiaries is or may reasonably be expected to become a party or to which any property of the Company or any of its subsidiaries is or may reasonably be expected to become the subject that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect, and (ii) none of the directors or officers of the Company has been involved (as a plaintiff, defendant, witness or otherwise) in securities-related litigation. As used in this Agreement, the "*Company's Knowledge*" and similar language means, unless otherwise specified, the actual knowledge of any "officer" (as such term is defined in Rule 16a-1 under the Exchange Act) of the Company.

(h) Acknowledgment Regarding Purchaser's Purchase of Units. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm's-length purchaser with respect to the Company in connection with this Agreement and the transactions contemplated hereby and thereby. The Company further acknowledges that none of the Purchasers is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby, and any advice given by any of the Purchasers or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to such Purchaser's purchase of such Purchaser's Unit Shares and such Purchaser's Warrant. The Company further represents to each Purchaser that the Company's decision to enter into this Agreement has been based solely on the independent evaluation by the Company and its representatives.

(i) General Solicitation. Neither the Company nor any of its affiliates, nor any Person acting on its or their behalf, has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Rule 506(b) under the Securities Act) in connection with the offer or sale of the Units.

(j) No Integrated Offering. Neither the Company, nor, to the Knowledge of the Company, any of its affiliates or any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Unit Shares or the Warrants under the Securities Act or cause the offering of the Units to be integrated with prior offerings by the Company for purposes of the Securities Act.

(k) Registration of Common Stock. The Common Stock and the Warrants are registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to the Company's Knowledge, is likely to have the effect of, terminating the registration of the Common Stock or the Warrants under the Exchange Act nor has the Company received any notification that the SEC is contemplating terminating suchregistration.

(l) Tax Status. The Company and its subsidiaries have paid all federal, state, local and foreign taxes and filed all tax returns required to be paid or filed to date, except for those taxes and tax returns where such failure to pay or file would not reasonably be expected to have a Material Adverse Effect; and there is no tax deficiency that has been, or in the Company's estimation could reasonably be expected to be, asserted against the Company or any of its subsidiaries or any of their respective properties or assets that would reasonably be expected to have a Material AdverseEffect.

(m) No Other Agreements. The Company has not, directly or indirectly, made any agreements with any Purchasers relating to the terms or conditions of the transactions contemplated by this Agreement except as set forth in this Agreement.

(n) Investment Company. The Company is not and, after giving effect to the offering and sale of the Units, will not be required to register as an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940.

(o) No Bad Actors. No "bad actor" disqualifying event described in Rule 506(d)(1)(i) through (viii) under the Securities Act is applicable to the Company or, to the Company's Knowledge, any person listed in the first paragraph of Rule 506(d)(1) under the Securities Act, except for such a disqualifying event as to which Rule 506(d)(2)(ii) through (iv) or (d)(3) under the Securities Act is applicable.

4. GENERAL.

(a) Notices. All notices, requests, consents, claims, demands, waivers and other communications in connection or accordance with this Agreement shall be in writing and shall be deemed to have been given: (i) when delivered by hand (with written confirmation of receipt); (ii) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (iii) on the date sent by e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (iv) on the fifth Business Day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the addresses indicated below (or at such other address for a party as shall be specified in a notice given in accordance with this Section4.

| | |
|---|---|
| If to the Company: | VetaNova, Inc.<br>335A Josephine Street<br>Denver, CO 80206<br>E-mail: john@vtanva.com<br>Attention: Chief Executive Officer |
| with a copy to: | K&L Gates LLP<br>One Lincoln Street<br>Boston, MA 02111<br>E-mail: mark.johnson@klgates.com<br>Attention: Mark L. Johnson |
| If to a Purchaser: | To the Purchaser at the Purchaser's address or electronic mail address a set forth under such Purchaser's name on its signature page hereto, as may be updated in accordance with the provisions hereof. |

(b) Entire Agreement. This Agreement, together with the Warrants, constitute the full and entire understanding and agreement between the parties to this Agreement with respect to the subject matter contained in this Agreement, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subjectmatter.

(c) Survival. The representations and warranties of the Company and the Purchasers contained in Sections 2 and 3, and the agreements in this Section 4(a), shall survive the Closing. Each Purchaser shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

(d) Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

(e) Amendments and Modification; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended other than by an instrument in writing signed by the Company and the purchasers holding a majority of the Units (in either case, the "*Required Purchasers*"). Any such amendment shall bind all holders of the Units. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Units then outstanding. No failure or delay on the part of a party in either exercising or enforcing any right under this Agreement shall operate as a waiver of, or impair, any such right. No single or partial exercise or enforcement of any such right shall preclude any other or further exercise or enforcement thereof or the exercise or enforcement of

any other right. No waiver of any such right shall be deemed a waiver of any other right. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification or supplement of any provision of this Agreement or any of the Warrants unless the same consideration also is offered to all of the Purchasers or all of the holders of the Warrants, as the case may be. For clarification purposes, this provision constitutes a separate right granted to each Purchaser and is not intended for the Company to treat the Purchasers as a class and shall not be construed in any way as the Purchasers acting in concert or otherwise as a group with respect to the purchase, disposition or voting of securities or otherwise.

(f) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Required Purchasers. A Purchaser may assign some or all of its rights hereunder without the consent of the Company, provided that any such assignment shall not release such Purchaser from its obligations hereunder unless such obligations are assumed by such assignee and the Company has consented to such assignment and assumption, which consent shall not be unreasonably withheld.

(g) No Third-Party Beneficiaries. This Agreement is intended for the sole benefit of the parties hereto and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Agreement.

(h) Submission to Jurisdiction; Waiver of Jury Trial.

(i) Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated by this Agreement may be instituted in the federal courts of the United States of America or the courts of the State of Colorado in, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Service of process, summons, notice or other document by certified or registered mail to such party's address set forth in this Agreement shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or any proceeding in such courts and irrevocably waive and agree not to plead or claim in any such court that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(ii) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

(i) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Nevada without giving effect to any choice or conflict of law provision or rule (whether of the State of Nevada or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of Nevada.

(j) Interpretation. For purposes of this Agreement, headings used in this Agreement are for convenience of reference only and shall not, for any purpose, be deemed a part of this Agreement;

(i) any references herein to a Section, Schedule or Exhibit refer to a Section of, or Schedule or Exhibit to, this Agreement, unless otherwise expressly indicated;

(ii) the words "include," "included, "includes" and "including" as used herein shall not be construed so as to exclude any other thing not referred to or described;

(iii) the word "or" is not exclusive;

(iv) the definition given for any term in this Agreement shall apply equally to both the singular and plural forms of the term defined;

(v) unless the context otherwise requires, references herein to a statute means such statute as amended from time to time and includes any successor legislation thereto and any rules and regulations promulgated thereunder; and

(vi) this Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

(k) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signatures complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

(l) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as another party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

IN WITNESS WHEREOF, the parties have caused this Securities Purchase Agreement to be duly executed as of the date first above written.

VETANOVA INC.

By: ______________________________

Name:
Title:

PURCHASER:

By: ______________________________

Name:
Title:

Address for Notice:

______________________________

______________________________

~~Email:~~ ______________________________

SCHEDULE A

| PURCHASER'S NAME | DATE OF CLOSING | NUMBER OF UNITS TO BE PURCHASED | AGGREGATE PURCHASE PRICE |
|---|---|---|---|
| *Initial Purchasers* | | | |
| [•] | [•], 2020 | [•] | $[•].00 |
| [•] | [•], 2020 | [•] | $[•].00 |
| [•] | [•], 2020 | [•] | $[•].00 |
| | | | |
| *Additional Purchasers* | | | |
| | | | |
| | | | |
| | | | |
| | | | |

**EXHIBIT 1**

Form of Warrant